SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2003


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                     1-13461                 76-0506313
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

Item 12.  Results of Operations and Financial Condition


         The following sets forth certain information regarding certain historical non-GAAP financial measures (within the meaning of Regulation G and Item 10 of Regulation S-K) of the Company as well as reconciliations of such non-GAAP financial measures to the financial measures of the Company calculated and presented in accordance with GAAP that are most directly comparable to such non-GAAP financial measures.


Non-GAAP Financial Measures

     Adjusted EBITDA means net income plus income taxes, non-floorplan interest expense (other interest expense, net), and depreciation and amortization. Adjusted EBITDAR means net income plus income taxes, non-floorplan interest expense, depreciation and amortization and rent expense. EBITDAR means net income plus income taxes, interest expense, depreciation and amortization and rent expense. EBITDA means net income plus income taxes, interest expense and depreciation and amortization. Rent Adjusted Total Debt means non-floorplan long-term debt plus 8 times the annualized rent expense. Adjusted EBITDA, Adjusted EBITDAR, EBITDAR and EBITDA are not measures of financial performance or liquidity under accounting principles generally accepted in the United States ("GAAP"). Rent Adjusted Total Debt is not a measure of indebtedness under GAAP. Accordingly, these measures should not be considered as substitutes for net income, income from operations, net cash provided by operating activities, total indebtedness or any other operating, liquidity, indebtedness or capitalization measure prepared in accordance with GAAP. Additionally, our Adjusted EBITDA, Adjusted EBITDAR, EBITDAR, EBITDA and Rent Adjusted Total Debt computations may not be comparable to other similarly titled measures of other companies.

     We believe that Adjusted EBITDA, Adjusted EBITDAR, EBITDAR, EBITDA and Rent Adjusted Total Debt and any ratios using Adjusted EBITDA, Adjusted EBITDAR, EBITDAR, EBITDA and Rent Adjusted Total Debt provide additional information regarding our ability to assess and evaluate the performance of our operations, our ability to meet our future debt service, capital expenditures and working capital requirements and the amount of our cash available for discretionary spending. These measures are widely used by investors and rating agencies in the valuation, comparison, rating and investment recommendations of companies. EBITDA and Adjusted EBITDA are also financial measurements that are reported to our lenders under our credit facilities and our other debt instruments.

     Our calculation of Adjusted EBITDA and Adjusted EBITDAR are different than the calculation of EBITDA and EBITDAR in that in arriving at Adjusted EBITDA and Adjusted EBITDAR we do not add back floorplan interest expense. We view floorplan financing more akin to trade payables that debt. The reasons for this view include: (1) floorplan financing is readily available from numerous sources, including vehicle manufacturers and a large number of commercial lenders, (2) loan-to-value ratios are typically 100%, (3) repayment is generally not required until the vehicles are sold and (4) the balance outstanding generally tracks recent sales activity. As a result, we believe that Adjusted EBITDA and Adjusted EBITDAR provide additional useful information as to our ability to meet our future non-floorplan debt service requirements.

     Our calculation for Adjusted EBITDAR adds back rent expense to Adjusted EBITDA. We believe Adjusted EBITDAR provides additional information as to our ability to meet future non-floorplan debt service requirements and make rent payments.

     Our calculation for Rent Adjusted Total Debt provides additional information to evaluate our indebtedness including our off-balance sheet operating leases.

     While we believe that Adjusted EBITDA, Adjusted EBITDAR, EBITDAR, EBITDA and Rent Adjusted Total Debt may provide additional information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements and the amount of our cash available for discretionary spending, certain functional or legal requirements of our business may require us to use our available funds for other purposes.

Adjusted EBITDA, Adjusted EBITDAR, EBITDAR and EBITDA are calculated as follows:

                                                                                                        Six Months Ended
                                                                Year Ended December 31,                     June 30,
                                                   -------------------------------------------------   -----------------
                                                        1998      1999      2000      2001    2002        2002    2003
                                                   -------------------------------------------------   -----------------
Net income                                           $20,719   $33,515   $40,812   $55,442   $67,065     $34,630 $34,796
  Add:
    Income taxes                                      14,502    22,174    25,014    33,980    40,217      20,338  20,436
    Other interest expense, net,
     excluding floorplan interest expense              4,027    10,052    15,500    13,863     9,925       5,191   4,703
    Depreciation and amortization                      6,426    10,616    16,038    17,358    11,940       5,621   6,941
                                                   -------------------------------------------------   -----------------
Adjusted EBITDA                                       45,674    76,357    97,364   120,643   129,147      65,780  66,876
  Add:
    Rent expense                                      11,121    19,943    28,348    30,668    36,844      16,725  20,710
                                                   -------------------------------------------------   -----------------
Adjusted EBITDAR                                      56,795    96,300   125,712   151,311   165,991      82,505  87,586
  Add:
    Floorplan interest expense                        12,837    20,395    37,536    27,935    19,371       8,732  11,682
                                                   -------------------------------------------------   -----------------
EBITDAR                                               69,632   116,695   163,248   179,246   185,362      91,237  99,268
  Deduct:
    Rent Expense                                     (11,121)  (19,943)  (28,348)  (30,668)  (36,844)    (16,725)(20,710)
                                                   -------------------------------------------------   -----------------
EBITDA                                               $58,511   $96,752  $134,900  $148,578  $148,518     $74,512 $78,558
                                                   =================================================   =================



The following table reconciles net cash provided by operating activities to Adjusted EBITDA, Adjusted EBITDAR, EBITDAR and EBITDA for the periods presented:

                                                                                                        Six Months Ended
                                                                Year Ended December 31,                     June 30,
                                                   -------------------------------------------------   -----------------
                                                        1998     1999      2000      2001     2002       2002    2003
                                                   -------------------------------------------------   -----------------
Net cash provided by operating activities             $9,520   $50,611   $74,591   $74,268   $73,539    $13,852 $15,256

  Add (deduct):
    Current income taxes                              18,703    18,163    18,644    35,205    33,334     16,305  15,461
    Other interest expense, net, excluding
     floorplan interest expense                        4,027    10,052    15,500    13,863     9,925      5,191   4,703
    Provision for doubtful accounts                     (356)   (1,153)   (1,176)   (1,732)   (1,078)      (406)   (291)
    Gain (loss) on sale of assets                        115        53        87      (120)     (483)      (102)   (158)
    Gain on sale of franchises                                             1,048                 414        414
    Loss on repurchase of senior
     subordinated notes                                                                       (1,173)

  Changes in operating assets
   and liabilities, net of effects
    of acquistions and dispositions:
    Contracts-in-transit and vehicle
     receivables                                      14,757    22,613    21,001    12,720    37,750     (2,922)(32,405)
    Accounts receivable                                4,544     4,717     1,930     4,996     3,055      5,013   1,402
    Inventories                                          (44)   49,079    78,480   (68,472)  107,487     52,858  53,190
    Prepaids expenses and other assets                 2,661     3,487     2,167     6,689     8,610     10,783  (1,010)
    Floorplan notes payable                            1,730   (68,584) (113,424)   81,126  (142,427)   (26,812)  8,239
    Accounts payable, accrued
     expenses and deferred revenues                   (9,983)  (12,681)   (1,484)  (37,900)      194     (8,394)  2,489
                                                   -------------------------------------------------   -----------------
Adjusted EBITDA                                       45,674    76,357    97,364   120,643   129,147     65,780  66,876
  Add:
    Rent expense                                      11,121    19,943    28,348    30,668    36,844     16,725  20,710
                                                   -------------------------------------------------   -----------------
Adjusted EBITDAR                                      56,795    96,300   125,712   151,311   165,991     82,505  87,586
  Add:
    Floorplan interest expense                        12,837    20,395    37,536    27,935    19,371      8,732  11,682
                                                   -------------------------------------------------   -----------------
EBITDAR                                               69,632   116,695   163,248   179,246   185,362     91,237  99,268
  Deduct:
    Rent Expense                                     (11,121)  (19,943)  (28,348)  (30,668)  (36,844)   (16,725)(20,710)
                                                   -------------------------------------------------   -----------------
EBITDA                                               $58,511   $96,752  $134,900  $148,578  $148,518    $74,512 $78,558
                                                   =================================================   =================


Rent Adjusted Total Debt is calculated as follows:

                                                                   December 31,                                  June 30,
                                             -----------------------------------------------------------        --------
                                                        1998      1999      2000      2001         2002           2003
                                             -----------------------------------------------------------        --------
Current maturities of long-term debt                   2,966     1,076     1,506     1,687          997             826
Debt, net of current maturities                       42,821    15,285    45,949    10,497        9,073           8,612
Senior Subordinated Notes                                  -    97,889    94,444    85,002       74,149          74,220
Rent Expense - Last Twelve Months (times 8)           88,968   159,544   226,784   245,344      294,752         326,632
                                             -----------------------------------------------------------        --------
Rent Adjusted Total Debt                             134,755   273,794   368,683   342,530      378,971         410,290
                                             ===========================================================        ========

         In accordance with General Instruction B.2. of Form 8-K, the information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            Group 1 Automotive, Inc.



August 4, 2003                             By: /s/Scott L. Thompson
--------------                                -------------------------
   Date                                        Scott L. Thompson, Executive Vice
                                               President, Chief Financial
                                               Officer and Treasurer